                                                                    EXHIBIT 10.2
                      AGREEMENT REGARDING LETTERS OF CREDIT


               This AGREEMENT REGARDING LETTERS OF CREDIT ("Agreement") is executed as of December 10, 1998, by and among MDA-SAN BERNARDINO ASSOCIATES, LLC, a Delaware limited liability company ("Borrower"), GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender"), and CINEMASTAR LUXURY THEATERS, INC., a Delaware corporation ("Tenant").


                                R E C I T A L S :


               A. Lender and Borrower have entered into that certain Construction Loan Agreement of even date herewith (the "Loan Agreement") pursuant to which Lender has agreed to make a construction loan to Borrower (the "Loan") in the maximum principal amount of Three Million Six Hundred Thousand Dollars ($3,600,000). The Loan is evidenced by a Promissory Note Secured By Construction Deed of Trust of even date herewith ("Note") in the amount of $3,600,000. The Note is secured by, among other things, (i) a Construction Deed of Trust, Security Agreement, Agreement of Rents, and Fixture Filing of even date herewith (the "Deed of Trust") encumbering certain real property located in the City of San Bernardino, County of San Bernardino, California, and more particularly described in the Deed of Trust (the "Property") and (ii) an Assignment of Leases and Rents ("Lease Assignment") of even date herewith executed by Borrower in favor of Lender. Pursuant to the Loan Agreement, Borrower, Lender, the Redevelopment Agency of the City of San Bernardino ("Agency") and First American Title Insurance Company ("Fiscal Agent") have also entered into a Fiscal Agent Construction Loan Disbursement Agreement ("Disbursement Agreement"). Unless otherwise expressly defined herein all capitalized terms used herein shall have the meanings ascribed to them in the Theater Lease (defined below).

               B. Pursuant to that certain Multi-Plex Theater Lease dated December 20, 1996, by and between Borrower and Tenant, as amended by a First Amendment to Multi-Plex Lease ("First Amendment"), dated December 10, 1998 for identification purposes (collectively, the "Theater Lease"), Tenant is required to obtain the following letters of credit ("Letters of Credit") in order to provide assurances that Tenant will be financially able to commence and complete Tenant's obligations with respect to construction of the Building (as Theater defined in the Theater Lease) and installation of the FF&E (as defined in the Theater Lease).

                    1. An unconditional and irrevocable standby letter of credit ("$2 Million LC") issued to and in a form approved by Lender and which may be drawn upon from time to time upon a default by Tenant under the Theater Lease which is not cured within the applicable grace period provided under the Theater Lease ("Tenant Default") as provided in
        Section 2.3(a) of the Theater Lease, as amended by the First Amendment ("$2 Million LC Draw Event") .

                    2. An unconditional and irrevocable standby letter of credit in the amount of $275,000 ("Contingency LC") issued to and in a form approved by Lender which may be drawn upon from time to time upon Tenant's failure to deposit with the Fiscal Agent or Lender (as hereinafter provided below) an amount equal to the Tenant Work Cost Deficiency Amount as provided in Section 2.2.2.6 of the Theater Lease, as amended by the First Amendment ("Contingency LC Draw Event"). As used herein, the term "Tenant Work Cost Deficiency Amount" means the amount by which the unpaid balance of the Tenant Work Costs exceed or will exceed the remaining balance of the Tenant Improvement Allowance, as reasonably determined by Landlord (or Lender upon the occurrence of an Event of Default (as defined in the Deed of Trust) ).

A fully executed copy of the First Amendment is attached hereto as Exhibit A.

               C. Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Borrower assigns and pledges all of its right, title and interest in and to the Letters of Credit and the Letter of Credit Funds (defined below) upon the terms and subject to the limitations provided herein.


                              A G R E E M E N T :


               NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

               1. Creation of Security Interest. This Agreement is intended to create, and Borrower does hereby grant, assign and set-over to Lender, a first-lien security interest in all of Borrower's right, title and interest now or hereafter acquired in and to (a) the Letters of Credit and Borrower's rights under the Theater Lease with respect to the Letters of Credit, and (b) any funds comprising the Letters of Credit which may hereafter be drawn upon and deposited with the Fiscal Agent or with Lender ("Letter of Credit Funds"). In order to perfect Lender's security interest in the Letters of Credit and the Letter of Credit Funds, Borrower has concurrently herewith delivered to Lender the original Letters of Credit issued to and approved by Lender. Lender hereby approves the forms of Letters of Credit attached to the First Amendment as Exhibit "1" and "9", respectively.

               2.     Letters of Credit.

                      (a) Until the occurrence of an Event of Default (as defined in and pursuant to the Deed of Trust) but subject to the limitations contained in this Agreement and in the consent agreement attached hereto signed by Fiscal Agent, Borrower shall have all rights under the Theater Lease to draw upon the Letters of Credit as otherwise permitted under the Theater Lease. If prior to an Event of Default under the Deed of Trust, Borrower has the right under the Theater Lease to draw upon one or more of the

        Letters of Credit, Borrower shall deliver to Lender a written request ("Letter of Credit Draw Request"), certifying to Lender that Borrower has the right to draw on such Letter of Credit and specifying in detail the nature of the Draw Event (defined below) and the amount of the requested draw amount ("Draw Amount"). Each Letter of Credit Draw Request shall be accompanied by evidence reasonably satisfactory to Lender that a Draw Event has occurred and that Borrower has a right under the Theater Lease to draw upon such Letter of Credit. Within five
        (5) days of Lender's receipt of a Letter of Credit Draw Request, Lender shall draw down upon the applicable Letter of Credit in accordance with the Letter of Credit Draw Request and will apply the Letter of Credit funds so drawn as provided in Subsection (d) below. Tenant irrevocably authorizes Lender, without notice to Tenant, to comply with any Letter of Credit Draw Request received by Lender from Borrower. Borrower agrees not to deliver such Letter of Credit Draw Request unless and until the conditions precedent to such draw under the Theater Lease have been satisfied.

                      (b) From and after the occurrence and during the continuance of an Event of Default under the Deed of Trust, Lender (or its nominee) shall have the automatic and immediate right, but not the obligation, in its sole and absolute discretion, to exercise any and all rights of Borrower under the Theater Lease with respect to the Letters of Credit and/or the Letter of Credit Funds. Lender shall also have the right, but not the obligation, to take in its name or in the name of the Borrower such action as Lender may at any time (whether or not an Event of Default has occurred) reasonably determine to be necessary or advisable to protect the rights of Borrower or Lender with respect to the Letters of Credit and/or the Letter of Credit Funds; provided however, that so long as no Event of Default has occurred, Lender shall not take any such action until it has given Borrower ten (10) prior days written notice thereof and Borrower has failed to take such action within such ten (10) day period, unless in Lender's reasonable judgment, immediate action is necessary to protect the security provided hereby, in which case no prior notice shall be required (provided, however, Lender shall notify Borrower and Tenant of the actions taken by Lender within five (5) days) after such action is taken). Lender shall incur no liability if any action so taken by it, or on its behalf shall prove to be inadequate or invalid, provided, however, Lender shall draw upon the Letters of Credit only as and when Borrower would be entitled to do so under the Theater Lease.

                      (c) Borrower shall at all times (i) provide Lender with copies of all notices, requests and other communications concerning any default by Tenant under the Theater Lease, the Letters of Credit, and/or Borrower's request that a Tenant Work Cost Deficiency Amount be deposited by Tenant concurrently if delivered to Tenant by Borrower or within five (5) days if received by Borrower from Tenant; (ii) immediately notify Lender in writing upon the occurrence of each and every Tenant Default, and each and every $2 Million Draw Event and Contingency Draw Event (collectively, a "Draw Event") (each defined below).

                      (d) Notwithstanding anything contained in the Theater Lease, any amounts drawn on either of the Letters of Credits shall be deposited as follows:

                              (i)  Any amounts drawn on the Contingency LC
               ("Contingency Funds") shall not be delivered to Borrower but shall be deposited: (a) so long as none of the Loan proceeds have been disbursed, with the Fiscal Agent to be held and disbursed in payment of Tenant Work Costs in accordance with the terms of the Loan Agreement and the Disbursement Agreement, and (b) from and after the initial advance of Loan proceeds, with Lender to be held and disbursed in payment of Tenant Work Costs in accordance with the terms of the Loan Agreement and the Disbursement Agreement . The Contingency Funds so deposited with the Fiscal Agent or Lender will be disbursed before any further Loan proceeds in payment of Tenant Work Costs will be disbursed.

                             (ii) Any amounts drawn on the $2 Million LC ("$2 Million Funds") shall not be delivered to Borrower but shall be deposited with Lender and applied as follows:

                                   (A) to the extent any portion of the $2
                      Million Funds are drawn upon due to a Tenant Default with respect to the cost of the acquisition and installation of Theater Tenant FF&E (as defined in the Loan Agreement) ("FF&E Costs"), then such Letter of Credit funds shall be deposited with Lender to be disbursed towards the payment of FF&E Costs in accordance with the terms of the Loan Agreement;

                                   (B) to the extent any portion of the $2
                      Million Funds are drawn upon due to a Tenant Default with respect to the failure to pay Tenant Work Costs or complete the Building as required under the Theater Lease, then such Letter of Credit Funds shall be deposited with Lender to be disbursed in payment of Tenant Work Costs in accordance with the terms of the Loan Agreement and the Disbursement Agreement and before any further loan proceeds in payment of Tenant Work Costs will be disbursed;

                                   (C) to the extent the $2 Million Funds are
                      drawn upon due to a Tenant Default other than with respect to FF&E Costs or Tenant Work Costs ("Non-Construction Default Funds"), then Lender shall apply up to $1,000,000 in the aggregate of the Non-Construction Default Funds to cure or partially cure such Tenant Default in accordance with the terms of the Theater Lease to be disbursed or applied or as the case may be, in accordance with the terms of the Loan Agreement.

                                   (D) At such time as the earlier of (i) the
                      Loan is repaid, in full and all obligations of the Borrower under the Loan Documents are fully satisfied, or
                      (ii) upon Borrower's notice to Lender that Tenant has satisfied the conditions for the return of the Letters of Credit set forth in the First Amendment, Lender shall return the Letters of Credit, and any remaining Letter of Credit Funds not previously disbursed pursuant to this

                      Agreement to Borrower. Borrower agrees to give Lender such notice promptly upon Tenant's satisfaction of such conditions. Borrower agrees to return such Letters of Credit and any remaining Letter of Credit Funds not previously disbursed to the Tenant in accordance with the terms of the Lease. Lender will execute such assignment documents, including without limitation Annex A to the Letters of Credit as Borrower may reasonably request to transfer the Letters of Credit to Borrower.

                      (e) Neither this Agreement nor any action taken or not taken by Lender hereunder shall constitute an assumption by Lender of any obligations under the Theater Lease and Borrower and Tenant shall continue to be liable for their respective obligations under the Theater Lease. Borrower agrees to indemnify, defend (with counsel of Lender's choice), protect and hold Lender free and harmless from and against any loss, cost, liability or expense (including but not limited to attorney's fees and costs) (collectively, "Losses") incurred by Lender in connection with Lender's exercise of any of its rights under this Agreement and/or in connection with any draw upon either of the Letters of Credit made by Lender under this Agreement and/or in connection with the disbursement of the Letter of Credit Funds, excluding any Losses resulting solely from the gross negligence or willful misconduct of Lender. Borrower and Tenant hereby agree to release and hold harmless Lender, for any action (or inaction) taken by Lender with respect to the Letters of Credit and/or the Letter of Credit Funds under this Agreement, excluding any Losses resulting solely from the gross negligence or willful misconduct of Lender.

                      (f) If Tenant fails to deposit renewal Letter(s) of Credit as and when required under the Letters of Credit, Lender shall immediately and without any notice to Borrower or Tenant have the right to draw down the Letters of Credit and hold all Letter of Credit Funds until replacement letters of credit issued to Lender from the same issuing bank and in the same form as the Letters of Credit ("Replacement Letters of Credit") are delivered to Lender. Until such time as Replacement Letters of Credit are delivered to Lender, Lender shall hold and disburse the Letter of Credit Funds in accordance with the terms of this Agreement.

               3. No Amendments to Lease. Neither Borrower nor Tenant will agree to or enter into any amendment, restatement modification or termination of the Theater Lease including without limitation with respect to the Letters of Credit, without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

               4. No Waiver of Rights. Borrower shall not waive, forgo or otherwise diminish any rights with respect to the Letters of Credit or the Letter of Credit Funds. Borrower shall enforce, at its sole cost and expense, Tenant's obligations under the Theater Lease.

               5. Transfer of Collateral. In addition to the restrictions contained in the other Loan Documents, Borrower shall not sell, transfer, convey, assign, or further hypothecate or encumber, either voluntarily or involuntarily, all or any portion of its interests in and to the

Theater Lease (including, without limitation, the Letters of Credit or the Letter of Credit Funds), without the prior written consent of Lender which consent may be withheld in Lender's sole and absolute discretion, excluding assignments to the Agency pursuant to the Agency Second Loan Documents and Agency Third Loan Documents (as defined in the Loan Documents) and approved by Lender.

               6. Notices. Borrower agrees to deliver to Lender a copy of any notice, demand or other writing delivered to or received from Tenant under the Theater Lease promptly following the giving or receiving of same.

               7. Payment of Expenses. In the event that Borrower should breach or fail to timely perform any provisions of this Agreement, Borrower shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder, and including attorneys' fees and costs incurred in connection with any and all bankruptcy proceedings such as, for example and without limitation, relief from stay proceedings brought by Lender. The covenant contained in this section shall survive the payment of the Loan and performance of the Borrower's obligations under the Loan Documents.

               8. Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

               9. Notice. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered or sent, as the case may be, by any of the following methods: (i) personal delivery; (ii) nationally recognized overnight commercial carrier or delivery service; (iii) registered or certified mail (with postage prepaid and return receipt requested) or (iv) by facsimile transmission with a "hard" copy delivered within the next two (2) business days addressed as follows:

               "Lender" GMAC Commercial Mortgage Corporation 100 South Wacker Drive, Suite 400 Chicago, Illinois 60606
                                 Attention:  Phillip J. Keel
                                 Telecopier No.: (312) 845-8623

               "Borrower"        MDA-San Bernardino Associates, LLC
                                 300 Continental Boulevard, Suite 360
                                 El Segundo, California  90245
                                 Attention:  Jason Kamm
                                 Telecopier No.:  (310) 416-8741

               "Tenant"          CinemaStar Luxury Theaters, Inc.
                                 12230 El Camino Real, Suite 320
                                 San Diego, California  92130
                                 Attention:  Frank Moreno, President

               Notices shall be deemed given upon receipt at the address set forth above. Notice of any change of address or of the person to whom notices are to be sent shall be given in the manner set forth in this Section 10.

               10. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Borrower hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in the State of California in connection with any proceeding out of or relating to this Agreement.

               11. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

               12. Amendments. This Agreement may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

               13. Parties Bound; Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder. In the event Lender assigns its interest in either or both of the Letters of Credit and/or to any Letter of Credit Funds to a third party, Lender will provide any such third party with a copy of this Agreement.

               14. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

               15. Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

               16. WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND TENANT HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, THE DEED OF TRUST, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND TENANT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

               17. Exhibits Incorporated; Number and Gender. Any Exhibits attached hereto are incorporated herein by reference and expressly made a part of this Agreement for all purposes. References to any Exhibit in this Agreement shall be deemed to include this reference and incorporation. As used in this Agreement, the masculine gender shall include the feminine and neuter, and singular number shall include the plural, and vice versa. Time is of the essence of this Agreement. Each party hereto acknowledges, represents, and warrants that
(i) each party hereto is of equal bargaining strength; (ii) each such party has actively participated in the drafting, preparation, and negotiation of this Agreement; (iii) each such party hereto has had the opportunity to have such party's independent counsel review this Agreement; and (iv) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement, any portion hereof, any amendments hereto, or any Exhibits attached hereto.

               18. Remedies Cumulative. All rights and remedies of Lender provided for herein and in any other Loan Document are cumulative and shall be in addition to all other rights and remedies provided by law.

               19. Third Party Transfers. Lender agrees that concurrently with any transfer or assignment of either or both of the Letters of Credit and/or any Letter of Credit Funds to a third party, Lender shall advise such transferee of the conditions or draw set forth in the Lease and as an additional condition to drawing upon the Letters of Credit, such third party shall give Tenant at least five (5) days prior notice of intent to draw.

               EXECUTED as of the day and year first above written.


        "Borrower"              MDA-SAN BERNARDINO ASSOCIATES,
                                L.L.C., a Delaware limited liability company

                                By:  MDA Investors No. 1, L.L.C.,
                                     a Delaware limited liability Company
                                     Its:  Managing Member

                                     By:  MJL Associates,
                                          a California limited partnership
                                          Its:  Managing Member

                                          By:   MJL Investments, Inc.,
                                                a California corporation
                                                Its:  General Partner


                                                By:___________________________
                                                Name:_________________________
                                                Title:________________________








[SIGNATURES CONTINUED]

        "Tenant" CINEMASTAR LUXURY THEATERS, INC., a Delaware corporation


                              By:_________________________________
                                  Name:___________________________
                                  Title:__________________________








[SIGNATURES CONTINUED]

        "Lender"                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                    California corporation


                                    By:________________________________
                                        Name:__________________________
                                        Title:_________________________

                CONSENT TO AGREEMENT REGARDING LETTERS OF CREDIT


               FIRST AMERICAN TITLE INSURANCE COMPANY ("Fiscal Agent") hereby acknowledges and agrees that it has received a copy of the foregoing Agreement Regarding Letters of Credit dated of even date herewith and Fiscal Agent and Tenant each acknowledges and agrees further as follows:


               1. Consent to Assignment. To the extent that the grant of the security interest and assignment by Borrower of its right, title and interest in and to the Letters of Credit and the Letter of Credit Funds and the enforcement of the terms hereof with respect thereto require the consent, approval or action of Fiscal Agent or Tenant, Fiscal Agent and Tenant hereby grant such consent and approval.


               2. Notice of Security Interest. Notice is hereby given to Fiscal Agent under California Commercial Code Section 9302(1)(g)(ii) of Borrower granting to Lender a first-lien security interest in, among other collateral, Borrower's right, title and interest in and to the Letters of Credit and the Letter of Credit Funds some of which may be deposited from time to time with Fiscal Agent pursuant to the terms of the Agreement to be held and disbursed by Fiscal Agent pursuant to the terms of the Disbursement Agreement.


               3. Notices. All notices or other communications required or permitted pursuant to this consent agreement shall be delivered in the same manner as required under Paragraph 10 of the Agreement. If such notice or communication is to be delivered to Escrow Holder, it shall be addressed as follows:


               "Fiscal Agent"         First American Title Insurance Company
                                      323 Court Street
                                      San Bernardino, California  92412
                                      Attention:  Lee Ann Adam

               IN WITNESS WHEREOF, the parties hereto have executed this Consent to Agreement Regarding Letters of Credit effective as of the date and year first written above under the Agreement.

        "Fiscal Agent"                 FIRST AMERICAN TITLE INSURANCE COMPANY


                                       By:________________________________
                                          Print Name:  _________________________
                                          Title:  ______________________________








[SIGNATURES CONTINUED]

        "Tenant" CINEMASTAR LUXURY THEATERS, INC., a Delaware corporation


                              By:__________________________________
                                 Name:_____________________________
                                 Title:____________________________